Second Quarter 2021 – Earnings Presentation Exhibit 99.2

Presentation This presentation (“Presentation”) is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments, of CareMax, Inc. (“CareMax” or the “Company”) or any of its affiliates. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. CareMax assumes no obligation to update any information in this Presentation, except as required by law. Except as otherwise stated herein, references to "CareMax" for periods prior to June 8, 2021 refer to CareMax Medical Group, LLC prior to the business combination with Deerfield Healthcare Technology Acquisitions Corp. and IMC Holdings LLC ("IMC"). Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but CareMax, CareOptimize and IMC will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Projections This Presentation contains projected financial information. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. See “Forward Looking Statements” paragraph below. Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. The independent registered public accounting firm of CareMax has not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and, accordingly, has not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding our future growth and strategy. Words such as "anticipate," "believe," "budget," "contemplate," "continue," "could," "envision," "estimate," "expect," "guidance," "indicate," "intend," "may," "might," "plan," "possibly," "potential," "predict," "probably," "pro-forma," "project," "seek," "should," "target," or "will," or the negative or other variations thereof, and similar words or phrases or comparable terminology, are intended to identify forward-looking statements. These forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this presentation. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important risks and uncertainties that could cause the Company's actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, the impact of COVID-19 or any variant thereof on the Company's business and results of operation; the availability of sites for medical facilities and the costs of opening such medical facilities; changes in market or industry conditions, regulatory environment, competitive conditions, and receptivity to the Company's services; the Company's ability to continue its growth, including in new markets; changes in laws and regulations applicable to the Company's business, in particular with respect to Medicare Advantage and Medicaid; the Company's ability to maintain its relationships with health plans and other key payers; any delay, modification or cancellation of government contracts; the Company's future capital requirements and sources and uses of cash, including funds to satisfy its liquidity needs; the Company or any other party’s ability to fulfill contractual obligations; and the Company's ability to recruit and retain qualified team members and independent physicians. For a detailed discussion of the risk factors that could affect the Company's actual results, please refer to the risk factors identified in the Company's reports filed with the SEC. All information provided in this presentation is as of the date hereof, and the Company undertakes no duty to update or revise this information unless required by law, and forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this presentation. Use of Non-GAAP Financial Information Certain financial information and data contained this presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any periodic filing, information or proxy statement, or prospectus or registration statement to be filed by the Company with the SEC. Some of the financial information and data contained in this presentation, such as Adjusted EBITDA and margin thereof and pro forma medical expense ratio have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). These non-GAAP measures of financial results are not GAAP measures of our financial results or liquidity and should not be considered as an alternative to net income (loss) as a measure of financial results, cash flows from operating activities as a measure of liquidity, or any other performance measure derived in accordance with GAAP. The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company’s management uses these non-GAAP measures for trend analyses and for budgeting and planning purposes. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review the Company’s audited financial statements, which have been filed by the Company with the SEC. A reconciliation for Adjusted EBITDA to the most directly comparable GAAP financial measures is included in this Presentation. Use of Pro Forma Financial Information and Pro Forma Non-GAAP Financial Information The unaudited pro forma statements of operations below are provided for informational purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the acquisitions of IMC, Care Holdings, and SMA had occurred in the stated historical periods, nor is it indicative of the future results or financial position of the combined company. The unaudited pro forma statements of operations do not give effect to the potential impact, of any anticipated synergies, operating efficiencies or cost savings that may result from the acquisitions of IMC, Care Holdings, and SMA, any integration costs or tax deductibility of transaction costs. Pro forma medical expense ratio is calculated from the unaudited pro forma statements of operations. Additionally, Adjusted EBITDA presented on a pro forma basis gives effect to the acquisitions of IMC, Care Holdings, and SMA as if they had occurred in historical periods, which does not necessarily reflect what the Company’s Adjusted EBITDA would have been had the acquisitions occurred on the dates indicated. A reconciliation of projected 2021 pro forma Adjusted EBITDA to the most directly comparable GAAP financial measure is not included in this presentation because, without unreasonable efforts, the Company is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate this non-GAAP financial measure. In addition, the Company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. The variability of the specified items may have a significant and unpredictable impact on the Company’s future GAAP results. Disclaimer

CareMax Overview

CareMax At A Glance

We are...	A founder-led, technology-enabled, whole-person health care platform providing value-based care and chronic disease management to seniors.
Our Mission...	Is to empower care teams to provide high-quality, compassionate care by transforming the primary care delivery model to improve outcomes and reduce costs to patients who need it the most.
We offer...	Community health and wellness centers that provide a comprehensive suite of healthcare and social services, and a medical management platform that provides data, analytics, and rules-based decision tools/workflows for physicians across the United States.

By the Numbers[1]

26K
Medicare Advantage ("MA") Members

23K
Medicaid Members

17K
ACA and Other Members

66K
Total Members

CareMax

42
Medical Centers[2]

95+
Employed Providers

5 Star
Quality Rating

1) Figures are pro forma for the acquisition of DNF Medical Centers, which is expected to close in 3Q21.
2) Includes 13 CareMax medical centers, 13 IMC medical centers, 10 SMA medical centers, and six DNF medical centers.

CareMax 3

Second Quarter 2021 Update Closed Business Combination of CareMax and IMC on June 8, 2021 Closed acquisition of Senior Medical Associates (SMA) on June 18, 2021, adding approximately 5,000 lives with expansion to Broward County Signed definitive agreement on July 5, 2021 to acquire DNF Medical Centers, which will add more than 4,000 lives and center capacity in Central Florida With organic growth (including in-market tuck-ins), on path to at least 30,000 Medicare Advantage members by year end Anticipate opening at least 75 de novo medical centers over the next 3 years, including at least 15 in 2022, 25 in 2023, and 35 in 2024 Announced collaboration with Anthem to open approximately 50 medical centers in 7 states and to help bring New York City retirees into value-based arrangements Announced a strategic relationship with The Related Companies to support opening CareMax’s medical centers in or near affordable housing units owned or affiliated with Related across the country Embarked on a comprehensive plan to build the talent and capabilities required to support our growth Chief Legal Officer Chief Technology Officer Chief Marketing Officer Experienced $11 million of negative impact to Pro Forma EBITDA in First Half 2021 as a result of COVID headwinds; $7 million directly attributable to COVID-related medical claims, $4 million resulting from lower risk-based reimbursement Pro Forma Medical Expense Ratio of 76.3% in First Half of 20211 Chief Experience Officer Chief Compliance Officer Northeast Market President Note: Pro Forma figures give effect to the combinations of IMC, Care Holdings, and SMA as if they had occurred in historical period. Medical Expense Ratio defined as external provider costs divided by risk revenue.

Our Medical Center Footprint and Medicare Advantage Membership Have Scaled Quickly Medicare Advantage Membership Medical Centers 10x 7-8x Note: Membership figures rounded in PF 2Q21 and PF 2021E. Includes closed acquisition of SMA and pending acquisition of DNF. Includes 2 centers currently in progress and slated to open in 2022. 1 1 2 2

CareMax Has Ample Growth Runway in Existing Footprint and a Track Record of Driving Patients’ Medical Costs Down Over Time CareMax Impact Utilization Over Time3 Medical Expense Ratio (“MER”) Over Time with CareMax4 Excludes MSO members and represents capacity assuming a full patient panel for a maximum number of care teams per medical center. Includes closed acquisition of SMA and pending acquisition of DNF. Reflects CareMax HealthSun only; DOS 2019-2021. Medical Expense Ratio defined as external provider costs divided by risk revenue. Longer tenure as a CareMax member is correlated with a reduction in MER as CareMax model impacts utilization CareMax has the capacity to significantly grow its Medicare Advantage membership base within its current footprint of medical centers Membership Capacity Within CareMax’s Current Medical Centers1,2 Medical Center Capacity Across Medicare Advantage, Medicaid, and Commercial Lines of Business Incremental 15,000 MA Members to Reach 75% Capacity Centers Currently at ~55% Capacity for MA Members MER

Strategic De Novo Medical Center Plan to Expand with Key Partners

De Novo Blueprint

Expansion supported by **housing collaborations**, **national payor relationships**, and **new site selection**

- Rigorous new market evaluation process, in collaboration with our strategic partners, to identify areas of greatest growth opportunity
- Attract talent with a passion for delivering whole health care to underserved communities
- Collaborate with affordable housing groups and national payors to drive membership growth

Near-Term Expansion Across Multiple Markets



Current and near-term markets
Priority expansion markets

	2022	2023	2024
Planned De Novo Medical Centers to be Opened per Year	15+	~25	~35

CareMax 7

CareMax's Multi-Faceted Strategy for Expansion

CareMax has established an ecosystem of strategic relationships through which to collaborate and mutually grow in markets across the U.S.

- **Anthem's** national, programmatic value-based care relationship provides support in new markets
  - CareMax plans to open **approximately 50 medical centers** with an initial focus on Indiana, Texas, Kentucky, Wisconsin, Georgia, Connecticut, and Virginia
- **Related** provides advice to embed clinics directly inside or near affordable senior housing, offering patients easy access to CareMax's care teams and payor partners' products
- Collaboration with **Anthem** to work with CareMax, and other providers, to bring as many New York City retirees as possible into value-based arrangements
- CareMax plans to leverage other strategic opportunities for growth, including adding local grassroots outreach and beneficial arrangements with preferred payor partners



• Payor Support in New Markets
Anthem
• Support for Senior Affordable Housing
The Related Companies
Other Strategic Growth Initiatives
• Increase Penetration Within Local Markets
Anthem
• Collaboration in NYC

8

Second Quarter 2021 Financial Supplement

Net Income to EBITDA Bridge Reconciliation to EBITDA and Adjusted EBITDA Note: All figures give effect to the combinations of IMC, Care Holdings, and SMA as if they had occurred in historical periods. Pro forma net income replaces historical interest expense and D&A with go-forward assumptions of interest expense and D&A reflecting current leverage and applicable D&A schedules. Reflects professional fees, salaries and wages, and other expenses deemed one-time in nature. Also includes operating losses incurred by de novo centers up to 18 months after opening. Includes expenses and fees related to business combinations, non-recurring transactions, and M&A and integration teams. Includes adjustments to reflect normalized run-rate impacts of combination synergies. 2 3 4 1

Pro Forma Non-GAAP Income Statement Historical Pro Forma Non-GAAP Financial Summary Note: All figures give effect to the combinations of IMC, Care Holdings, and SMA as if they had occurred in historical periods. Primarily reflects fees for medical services provided by us or managed by our affiliated medical groups under full risk capitation arrangements made directly with various MA payors. Proven track record of attractive platform contribution margin even before maturity at most centers 1 1

COVID Had an Estimated $11M Direct Impact on 1H21 Adjusted EBITDA ~$7M increase in medical expenses directly attributable to COVID-related medical claims ~$4M revenue headwind due to decline in specialist visitation in 2020, resulting in lower levels of risk-based reimbursement First Half 2021 Pro Forma Medical Expense Ratio of 76.3%, despite COVID related headwinds1 Note: All figures give effect to the combinations of IMC, Care Holdings, and SMA as if they had occurred in historical periods; See reconciliation of GAAP measures to Adjusted EBITDA. 1) Medical Expense Ratio defined as external provider costs divided by risk revenue. 1 2 1 2 Estimated Direct COVID Impacts $mm

Capitalization and Liquidity Diluted Share Count Net Debt (Cash) Warrants have a strike price of $11.50/share and are subject to a $18.00 redemption cap. 50% of earnout shares are issuable if the volume weighted average share price of the stock exceeds $12.50/share on 20 days within any 30-day trading period in the first year after transaction close, and the remaining 50% are issuable if the volume weighted average price exceeds $15.00/share on 20 days within any 30-day trading period in the second year. As of August, 12, 2021, the first contingency has been met. 1 2

Thank You / Q&A